SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2008
AVALON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland	20876

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 556-9900

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 8 — Other Events

Item 8.01.	Other Events.
On October 28, 2008, Avalon Pharmaceuticals, Inc., a Delaware corporation (“Avalon”), issued a joint press release with Clinical Data, Inc., a Delaware corporation (“Clinical Data”), announcing that Avalon, Clinical Data and API Acquisition Sub II, LLC, a Delaware corporation and an indirect wholly-owned subsidiary of Clinical Data, had entered into a definitive Agreement and Plan of Merger and Reorganization for the acquisition of Avalon by Clinical Data. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Joint press release issued by Avalon Pharmaceuticals, Inc. and Clinical Data, Inc. dated October 28, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avalon Pharmaceuticals, Inc.
Date: October 28, 2008	By:	/s/ C. Eric Winzer
C. Eric Winzer
Executive Vice President and Chief Financial Officer